Exhibit 32.1


                   Suncrest Global Energy Corp.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Suncrest Global Energy Corp. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a. the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ John W. Peters
Date: November 8, 2005                 ____________________________________
                                       John W. Peters
                                       Principal Executive Officer
                                       Principal Financial Officer